COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2019
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11 – COMMITMENTS AND CONTINGENT LIABILITIES

In the normal course of business, we enter into financial instruments with off-balance sheet risk to meet the financing needs of customers or to reduce exposure to fluctuations in interest rates. These financial instruments may include commitments to extend credit and standby letters of credit. Financial instruments involve varying degrees of credit and interest-rate risk in excess of amounts reflected in the Consolidated Statements of Financial Condition. Exposure to credit risk in the event of non-performance by the counterparties to the financial instruments for loan commitments to extend credit and standby letters of credit is represented by the contractual amounts of those instruments. We do not, however, anticipate material losses as a result of these financial instruments.

A summary of financial instruments with off-balance sheet risk at December 31 follows:

	2019	2018
	(In thousands)
Financial instruments whose risk is represented by contract amounts
Commitments to extend credit	$582,457	$505,421
Standby letters of credit	7,207	4,998

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and generally require payment of a fee. Since commitments may expire without being drawn upon, the commitment amounts do not represent future cash requirements. Commitments are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities.

Standby letters of credit are written conditional commitments issued to guarantee the performance of a customer to a third party. The credit risk involved in such transactions is essentially the same as that involved in extending loan facilities and, accordingly, standby letters of credit are issued subject to similar underwriting standards, including collateral requirements, as are generally involved in the extension of credit facilities. The majority of the standby  letters of credit are on-demand with no stated maturity date and have variable rates that range from 3.75% to 10.75%.

We are also involved in various litigation matters in the ordinary course of business. At the present time, we do not believe any of these matters will have a significant impact on our consolidated financial position or results of operations. The aggregate amount we have accrued for losses we consider probable as a result of other litigation matters is immaterial. However, because of the inherent uncertainty of outcomes from any litigation matter, we believe it is reasonably possible we may incur losses in addition to the amounts we have accrued. At this time, we estimate the maximum amount of additional losses that are reasonably possible is insignificant. However, because of a number of factors, including the fact that certain of these litigation matters are still in their early stages, this maximum amount may change in the future.

The litigation matters described in the preceding paragraph primarily include claims that have been brought against us for damages, but do not include litigation matters where we seek to collect amounts owed to us by third parties (such as litigation initiated to collect delinquent loans). These excluded, collection-related matters may involve claims or counterclaims by the opposing party or parties, however, we have excluded such matters from the disclosure contained in the preceding paragraph in all cases where we believe the possibility of us paying damages to any opposing party is remote.

The provision for loss reimbursement on sold loans represents our estimate of incurred losses related to mortgage loans that we have sold to investors (primarily Fannie Mae, Freddie Mac, Ginnie Mae and the FHLB). Since we sell mortgage loans without recourse, loss reimbursements only occur in those instances where we have breached a representation or warranty or other contractual requirement related to the loan sale. The provision for loss reimbursement on sold loans was an expense of  $0.23 million, $0.01 million and $0.17 million for the years ended December 31, 2019, 2018 and 2017, respectively. The reserve for loss reimbursements on sold mortgage loans totaled $0.9 million and $0.8 million at December 31, 2019 and 2018, respectively. This reserve is included in accrued expenses and other liabilities in our Consolidated Statements of Financial Condition. This reserve is based on an analysis of mortgage loans that we have sold which are further categorized by delinquency status, loan to value, and year of origination. The calculation includes factors such as probability of default, probability of loss reimbursement (breach of representation or warranty) and estimated loss severity. We believe that the amounts that we have accrued for incurred losses on sold mortgage loans are appropriate given our analyses. However, future losses could exceed our current estimate.

We own 12,566 shares of VISA Class B common stock. At the present time, these shares can only be sold to other Class B shareholders. As a result, there has generally been limited transfer activity in private transactions between buyers and sellers. Given the limited activity that we have become aware of  and the continuing uncertainty regarding the likelihood, ultimate timing and eventual exchange rate for Class B shares into Class A shares, we continue to carry these shares at zero, representing cost basis less impairment. However, given the current conversion ratio of 1.6228 to Class A shares and the closing price of VISA Class A shares on February 27, 2020 of $180.01 per share, our 12,566 Class B shares would have a current “value” of approximately $3.7 million. We continue to monitor Class B trading activity and the status of the resolution of certain litigation matters at VISA that would trigger the conversion of Class B common shares into Class A common shares that would have no trading restrictions.